100 A CENTURY OF SERVICE
1906 | 2006

CBRE
CB RICHARD ELLIS

Business Review Day Global Investment Management May 17, 2006 Robert Zerbst President, CB Richard Ellis Investors Exhibit 99.3

100 A CENTURY OF SERVICE 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 2 CB Richard Ellis | Page 2
4%
6%
21%
69%
Americas
EMEA
Asia Pacific
Global
Investment
Management
2005 Investment Management % of Total Revenues
Global Investment Management
$127.3m

100 A Century of Service 1906 | 2006

CBRE CB RICHARD ELLIS

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• Independently operated investment management
affiliate of CB Richard Ellis Group, Inc.
–
Founded in 1972
–
Registered Investment Advisor
• Positioned at the center of the world’s leading real
estate services company with 14,500 employees and
220 offices worldwide
• Investment programs spanning three continents and a
range of risk/return alternatives
Global Investment Management
CB Richard Ellis Investors

100 A CENTURY OF SERVICE 1906 | 2006

CBRE
CB RICHARD ELLIS

CB Richard Ellis | Page 4 CB Richard Ellis | Page 4
“Our business is to capitalize
“Our business is to capitalize
on real estate investment
on real estate investment
opportunities for our partners
opportunities for our partners
& clients -
& clients -
across the
across the
risk/return spectrum & around
risk/return spectrum & around
the globe.”
the globe.”
Mission

100 A CENTURY OF SERVICE 1906 | 2006

CBRE CB RICHARD ELLIS

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Real Estate has become a widely accepted asset class
–
Performance relative to equities and fixed income
–
Income and diversification
–
Increased transparency
–
Securitization
• Accelerating cross-border investment flows
– Globalization trend
–
Increased transparency, standardization
–
European Union and the Euro
–
Desire to increase investment universe
–
Expansion of REITs worldwide
Key Business Drivers

100 A Century of Service 1906 | 2006

CBRE CB RICHARD ELLIS

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Total New Investments $5.1B
Total Dispositions $2.3B
Assets Under Management $17.3B
New Equity Capital Raised $4.7B, purchasing
power $10.2B
2005 Milestones – Historical Highs

100 A Century of Service 1906 | 2006

CBRE CB RICHARD ELLIS

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CB Richard Ellis Investors Worldwide Platform
LONDON LONDON
55 55
MILAN MILAN
5 5
FRANKFURT FRANKFURT
6 6
LOS ANGELES LOS ANGELES
98 98
BOSTON BOSTON
8 8
TOKYO TOKYO
25 25
¦
CBRE Investors Locations / # of Employees
SAN FRANCISCO SAN FRANCISCO
(Menlo Park) 6 (Menlo Park) 6
NEW YORK NEW YORK
11 11
LUXEMBOURG LUXEMBOURG
1 1
PARIS PARIS
23 23

SAN FRANCISCO
(Menlo Park) 6
LOS ANGELES
98
BOSTON
8
NEW YORK
11
LONDON
55
PARIS
23
LUXEMBOURG
1
FRANKFURT
6
MILAN
5
TOKYO
25

■ CBRE Investors Locations / No. of Employees
● CB Richard Ellis Locations / 220 Offices, 14,500 Employees

100 A CENTURY OF SERVICE 1906 | 2006

CBRE CB RICHARD ELLIS

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CAGR 21.3%

100 A Century of Service 1906 | 2006
CBRE
CB RICHARD ELLIS

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Why CB Richard Ellis Investors?
• Disciplined, Research Based
Investment Process
• Focused Investment Teams
• Execution Capability
• CB Richard Ellis Platform
• Superior Investment Performance
15.1
17.3
14.4
11.4
10.0
10.3
8.6
6.1
3.7
0
4
8
12
16
20
1997 1998 1999 2000 2001 2002 2003 2004 2005
* Difference in AUM equals acquisitions plus
appreciation less dispositions and asset transfers.
Assets Under Management*
($B)

100 A CENTURY OF SERVICE 1906 | 2006

CBRE CB RICHARD ELLIS

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MARKET
RESEARCH
ACQUISITION/
DISPOSITION
BROKERAGE
FINANCING LEASING
PROPERTY
MANAGEMENT
INVESTMENT COMMITTEES INVESTMENT COMMITTEES
INFORMATION SYSTEMS, INFORMATION SYSTEMS,
ACCOUNTING & ACCOUNTING &
ADMINISTRATION ADMINISTRATION
INVESTOR SERVICES INVESTOR SERVICES
& REPORTING & REPORTING
INVESTMENT INVESTMENT
RESEARCH RESEARCH
Quality Control
• Strategy
Development
• Consistency of
Process &
Methodology
• Investment Decisions
• Benchmark
Performance
Enhanced
• Alignment of Interests
• Accountability
• Investment Performance
Infrastructure
• All Dedicated Units
Build on a Common
World-Class Support
System
Unparalleled
• Data and Research
• Market Intelligence
• Investment Sourcing
Capability
• Property Operational
Efficiencies
MANAGED ACCOUNTS MANAGED ACCOUNTS
Core Strategies
STRATEGIC PARTNERS STRATEGIC PARTNERS
Value Added Strategies
SPECIAL SITUATIONS SPECIAL SITUATIONS
Specialty/Opportunistic
MANAGEMENT & OVERSIGHT
STRATEGIES/INVESTOR FOCUS
• Dedicated Operating Units
• Specialized Skill Sets
• Significant Management Ownership
• Co-Investment in Higher-Yield Funds
• Performance-Based Compensation
CBRE INVESTORS
COMMON FOUNDATION
CB RICHARD ELLIS
GLOBAL PLATFORM
• 14,500 employees
• 220 offices
DEDICATED TEAM/OPERATIONAL MODEL
Focused Investment Teams

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CBRE CB RICHARD ELLIS

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Investment Performance
20.9%
19.4%
17.7%
16.0%
14.5%
12.8%
0.0
0.1
0.1
0.2
0.2
0.3
0.3
One Year Three Years Five Years
Total Gross Return IPD Index Benchmark
December 31,  2005
U.K. DISCRETIONARY ACCOUNTS
25.4%
20.1%
16.4%
14.4%
13.7%
11.4%
0%
5%
10%
15%
20%
25%
30%
One Year Three Years Five Years
Total Gross Return NCREIF Benchmark
December 31, 2005
U.S. DISCRETIONARY ACCOUNTS
Notes on U.S. performance returns.
• Performance results have been calculated in accordance with NCREIF methodology:
Before the effect of leverage
After deduction of acquisition fees but before deduction of asset management fees, performance incentive fees and carried interest
Net cash flow is assumed to be distributed quarterly
• The average, annual impact of asset management, performance incentive fees and carried interest over the five year period shown is 2.2%.
• The composition of CBRE Investors’ discretionary accounts may differ from the composition of the NCREIF Property Index due to current and historical differences in asset size, geographic location and property type.
0
5
10
15
20
25
30
%
0
5
10
15
20
25
30
%

100 A Century of Service 1906 | 2006
CBRE CB RICHARD ELLIS

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Global Strategy Fund Matrix
• European Specialty Funds
- Dynamique Bureaux I, II
- Dynamique Residentiels I, II
- Commerces Rendement
• Residential JREIT – Japan
• Separate Accounts – US, UK
• CB Richard Ellis
- Global Real Estate Securities
- Property Trust – UK
- Realty Trust - US
PROGRAMS
Yes Yes No Coinvestment
Closed End Funds
Joint Ventures
Closed End Funds
Separate Accounts
Open End Funds
Typical Structure
SPECIALITY/OPPORTUNISTIC VALUE ADDED CORE/CORE +
MAIN CHARACTERISTICS
Strategy
SPECIAL SITUATIONS STRATEGIC PARTNERS MANAGED ACCOUNTS DEDICATED TEAMS
• CB Richard Ellis Strategic Partners
- US I, II, III, IV
- UK I, II
- Europe I, II
CBRE INCOME SOURCES
Acquisition Fees
Asset Management Fees
Incentive Fees
Acquisition Fees
Asset Management Fees
LP Profits
Carried Interest
Acquisition Fees
Asset Management Fees
LP Profits
Carried Interest

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CBRE CB RICHARD ELLIS

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Competitive Ranking
Company Name
1 ING Clarion/Real Estate
2 RREEF/DB Real Estate
3 UBS Realty Investors
4 La Salle Investment
5 JP Morgan Asset Management
6 CB Richard Ellis Investors
7 Morgan Stanley Real Estate
8 INVESCO Real Estate
9 Principal Real Estate
10 Henderson Global Advisors
11 Goldman, Sachs & Co.
12 BlackRock Realty Advisors
13 Heitman
14 Kennedy Associates
15 General Motors Asset Management
16 Cornerstone Real Estate Advisers
17 AEW Capital
18 Blackstone Real Estate
19 Starwood Capital Group
20 GMAC Institutional Advisors
Source: Pensions and Investments; October 17, 2005

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CBRE CB RICHARD ELLIS

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Case Study
22% % Offshore:
33 #LP’s:
Domestic Value Added
• Release / Reposition
• Development / Redevelopment
• Portfolio Accumulation
Strategy:
$1.2B, $3.6B Purchasing Power
Equity:
Strategic Partners US IV, December
2005
Fund:

100 A Century of Service 1906 | 2006

CBRE
CB RICHARD ELLIS

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CB Richard Ellis Strategic Partners II, L.P.
McKinney Plaza
Class “A” Office
Dallas, TX
McKinney Plaza
Class “A” Office
Dallas, TX
3500 Maple
Class “A” Office
Dallas, TX
3500 Maple
Class “A” Office
Dallas, TX
Ontario Portfolio
Industrial
Los Angeles, CA
Ontario Portfolio
Industrial
Los Angeles, CA
The Montebello
Luxury Residential
Houston, TX
The Montebello
Luxury Residential
Houston, TX
Metrowest
Class “A” Office
Chicago, IL
Metrowest
Class “A” Office
Chicago, IL
Century Centre
Class “A” Office
Orange County, CA
Century Centre
Class “A” Office
Orange County, CA
The Californian
Luxury Residential
Los Angeles, CA
The Californian
Luxury Residential
Los Angeles, CA
101 Arch
Class “A” Office
Boston, MA
101 Arch
Class “A” Office
Boston, MA
The Metropolitan
Luxury Residential
New York, NY
The Metropolitan
Luxury Residential
New York, NY
Metropolitan Center
Class “A” Office
East Rutherford, NJ
Metropolitan Center
Class “A” Office
East Rutherford, NJ

100 A Century of Service 1906 | 2006

CBRE CB RICHARD ELLIS

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Co-Existing with Brokerage Business
• Perception of conflict is a non-issue
• CBRE affiliation is key attribute of
success
Today:
• Separate line of business
• Free to use or not use affiliates
• Dedicated teams compensated only
on portfolio performance
• No referral fees, commission splits or
stock in CBRE
• Marketed importance of the CBRE
Platform
Changes:
• Some investors thought conflicts
existed
1998: